UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–May 31, 2007

Item 1: Reports to Shareholders

Vanguard® Massachusetts
Tax-Exempt Fund

> Semiannual Report

May 31, 2007

>  Vanguard Massachusetts Tax-Exempt Fund posted a return of –0.2% for the six months ended May 31, 2007, lagging its comparative measures.

>  Yields rose across the maturity spectrum as expectations of increased inflation took a firmer grip on the market.

>  Yield increases were greatest at the longer end of the maturity spectrum.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Massachusetts Tax-Exempt Fund	VMATX	–0.2%
SEC 30-Day Annualized Yield: 3.96%
Taxable-Equivalent Yield: 6.43%[1]
Lehman 10 Year Municipal Bond Index		0.1
Average Massachusetts Municipal Debt Fund[2]		0.0
Lehman Municipal Bond Index		0.3

Your Fund’s Performance at a Glance
November 30, 2006–May 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.33	$10.10	$0.213	$0.000

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum Commonwealth of Massachusetts income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The final two months of the fiscal half-year ended May 31, 2007, saw bond yields move higher, and prices lower, as inflation concerns stirred. Vanguard Massachusetts Tax-Exempt Fund returned –0.2%, trailing both the result for its benchmark index and the average return of competing Massachusetts municipal bond funds. The income portion of the fund’s return was insufficient to offset its decline in share price. The fund’s 3.96% yield at the end of May represented a slight increase versus six months ago. For investors in the highest income tax bracket, the taxable-equivalent yield rose to 6.43%.

Please note: Although the fund’s income distributions are expected to be exempt from federal and Massachusetts state taxes, a portion of these distributions may be subject to the federal alternative minimum tax. The tax is triggered by holdings of private-activity bonds.

Mixed economic news led to weak bond returns

Over the six months, the yields of longer-term bonds rose faster than those of short-term bonds. This caused the “inverted” yield curve—which had persisted for many months as long-term U.S. Treasury yields remained lower than shorter-term yields—to begin a return to its historical upward-sloping maturity/yield relationship. The Federal Reserve Board’s intimations of concern about the inflation outlook helped to push long-term rates higher. However, the Fed held its target federal funds rate at 5.25% throughout the period.

Money market instruments remained a bright spot in the fixed income universe, with the Citigroup 3-Month Treasury Bill Index—a proxy for taxable money market yields—returning 2.5% for the half-year. The yield of the 3-month Treasury bill fell to 4.7% from its initial 5.0%. The broad taxable bond market returned 0.7% for the period, while municipal bonds posted a return of 0.3%.

Stocks were shaken early on but roared back in second half

Despite a short-lived tumble in late February and a cooldown of the domestic economy, the broad U.S. stock market moved solidly upward over the six months. In the first half of the period, the broad market had a modest positive return, but the second half saw a solid advance.

U.S. stocks were buoyed by an unprecedented flurry of merger-and-acquisition activity, particularly within the private-equity sector. Mid-capitalization stocks were the market leaders, outpacing the gains of large- and small-cap issues. As had been the case for well over a year, international stocks outperformed U.S. equities. Emerging markets again produced better gains than the developed markets of Europe and the Pacific.

Market Barometer
			Total Returns
		Periods Ended May 31, 2007
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.7%	6.7%	4.7%
Lehman Municipal Bond Index	0.3	4.8	4.9
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.6

Stocks
Russell 1000 Index (Large-caps)	10.7%	22.9%	10.1%
Russell 2000 Index (Small-caps)	8.4	18.9	13.1
Dow Jones Wilshire 5000 Index (Entire market)	10.5	22.5	10.7
MSCI All Country World Index ex USA (International)	15.1	28.9	18.7

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1  Annualized.

Your fund’s performance reflected market dynamics

Investor demand for municipal bonds continued at a very high level during the fiscal half-year, and states and cities responded with a heavy slate of new issuance. During the first half of the fund’s fiscal year, states and municipalities issued $203.8 billion in bonds, a record pace, as issuers took advantage of low interest rates and strong demand to retire debt issued when interest rates were higher.

New buyers have joined individuals and mutual funds in muni bond markets. These include property and casualty insurers, foreign banks, and hedge funds, all of which are pursuing higher yields at the long end of the maturity spectrum.

These supply-and-demand dynamics, as well as nascent concerns about the inflation outlook and a seasonal tax effect toward the end of the period, helped produce modestly higher yields (and lower prices) across the maturity spectrum during the six months. (In April and May, many investors sell some holdings in municipal bond funds to pay their state and federal income tax bills.)

The Massachusetts Long-Term Tax-Exempt Fund’s –0.2% decline reflected these factors. The fund’s underperformance of both its benchmark index and the average return of its peers was partly due to the fund’s positioning among the highest-rated muni bonds. Funds holding weaker-credit bonds have enjoyed a performance advantage of late in an environment that has prized yield over safety.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Massachusetts
		Municipal
	Fund	Debt Fund
Massachusetts Tax-Exempt Fund	0.14%	1.22%

1  Fund expense ratio reflects the six months ended May 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

You can see from the table on page 4 that the Massachusetts Tax-Exempt Fund enjoyed a wide cost advantage over competing funds—an advantage that accrues to shareholders over time.

Your muni fund’s dual role: Providing income and stability

Bonds have a role to play in every investor’s portfolio, and municipal bonds can be an especially attractive option for investors in higher tax brackets. By committing a portion of your assets to the bond market, you gain ballast that helps you ride out storms in the stock market. By committing a portion of your bond portfolio to municipal bonds, you also help protect your returns from the tax collector’s reach. By entrusting your assets to Vanguard, you have selected a partner focused on managing risk, reducing costs, and providing clearly defined portfolios that can be used to build a diversified investment program suited to your needs.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 18, 2007

Advisor’s Report

As bond yields moved higher (and prices lower) over the past six months, Vanguard Massachusetts Tax-Exempt Fund returned –0.2%, a bit less than both its benchmark index return and the average return of its peer group.

The investment environment

The U.S. economy continued to expand during the past six months, but at a slower pace than that observed 12 months ago. Consumer spending has increased solidly, as rising incomes and improved job prospects have helped to partially mitigate high energy prices, a slumping housing market, and higher short-term interest rates. Consensus expectations point to a continued modest deceleration, to below 3%, in the annualized growth rate of real gross domestic product.

The inflation picture has been mixed, with the core Consumer Price Index (CPI) bumping up against the Federal Reserve Board’s perceived threshold for price stability over the past 12 months. Nevertheless, Fed officials have stressed that long-run inflation expectations, as reflected in the difference between nominal and inflation-adjusted interest rates, remain fairly “contained.” Consequently, consensus expectations suggest that core CPI inflation will gradually decelerate toward 2%, from the 2.7% rate of the past 12 months.

Consistent with its inflation assessment, the Federal Reserve has left the target for the federal funds rate unchanged at 5.25% since June 2006.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,	Change
Maturity	2006	2007	(basis points)[1]
2 years	3.45%	3.68%	+23
5 years	3.43	3.76	+33
10 years	3.56	3.91	+35
30 years	3.91	4.25	+34

Yields of U.S. Treasury Securities
	November 30,	May 31,	Change
Maturity	2006	2007	(basis points)[1]
2 years	4.61%	4.91%	+30
5 years	4.45	4.85	+40
10 years	4.46	4.89	+43
30 years	4.56	5.01	+45

Source: Vanguard.

1  One basis point equals 1/100 of a percentage point.

Interest rates moved higher

During the past six months, bond yields rose across all maturities, though the increase among short-term bonds was relatively modest. These interest rate dynamics flattened what had previously been an inverted U.S. Treasury yield curve, an unusual situation in which short-term bonds yield more than long-term securities. At the end of the period, the yield of the 10-year U.S. Treasury note was in line with that of the 2-year note, a relationship that is consistent with expectations for a neutral interest rate policy for the Federal Reserve.

On balance, shorter-term Treasury bonds outperformed municipal securities during the six months, though the longest-term municipal bonds outperformed their Treasury counterparts.

During the past six months, states and municipalities brought $203.8 billion in new debt to market—a record pace and a 23% increase from the same period a year ago. Borrowers took advantage of dips in interest rates during December and March to issue $47.8 billion in securities that will be used to retire existing, higher-cost debt. The national pattern was evident in the Massachusetts market. State and municipal issues totaled $6.9 billion through the first six months of the fund’s 2007 fiscal year, a 32.7% increase over a year ago.

Management of the fund

During the past six months, Vanguard Massachusetts Tax-Exempt Fund produced a slightly negative return of –0.2%. The fund’s income return over the six months was offset by a negative capital return, as rising rates depressed its share price. The fund’s yield rose to 3.96% from 3.79% at the beginning of the period. We kept the fund’s duration—a measure of sensitivity to interest rate changes—near the midpoint of its typical range, a position consistent with our expectation for relatively stable longer-term rates.

As always, security selection reflected the fund’s high-quality focus. Our fund’s expense advantage gives us an opportunity to provide an attractive and superior tax-exempt dividend without stretching for yield among lower-quality securities or assuming undue portfolio market risk. The near-term “cost” of this quality bias seems especially small today. Tax-exempt quality spreads have collapsed since late 2003, as the economy has firmed and memories of credit disasters (California’s fiscal crisis, Enron, the post-stock-market-bubble telecom blowups) have faded.

Over time, we expect our fund’s combination of low costs, prudent management, and bias toward high-quality issues to produce more-than-competitive returns, without subjecting shareholder capital to the significant risks lurking in the lower-rated tiers of the municipal bond market.

Please note: The U.S. Supreme Court recently agreed to hear a case that challenges the states’ conventional practice of providing different tax treatment for instate and out-of-state municipal bonds. We don’t expect a ruling until winter 2007 or spring 2008, but we are continuing to monitor the issue and its potential impact on municipal bond portfolios. The case is not expected to affect the federal tax exemption available for interest earned on municipal bonds.

Christopher M. Ryon, Principal

Vanguard Fixed Income Group

June 14, 2007

Fund Profile

As of May 31, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	199	6,917	41,233
Yield	4.0%	—	—
Yield to Maturity	4.2%[3]	4.0%	4.1%
Average Coupon	5.1%	5.0%	5.0%
Average Effective
Maturity	9.4 years	9.8 years	13.1 years
Average Quality	AA+	AAA	AA+
Average Duration	6.8 years	6.1 years	6.4 years
Expense Ratio	0.14%[4]	—	—
Short-Term Reserves	0%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	9%
1–5 Years	27
5–10 Years	33
10–20 Years	20
20–30 Years	11

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.98
Beta	1.01	1.21

Distribution by Credit Quality (% of portfolio)

AAA	70%
AA	24
A	3
BBB	3

Investment Focus

1  Lehman 10 Year Municipal Bond Index.

2  Lehman Municipal Bond Index.

3  Before expenses.

4  Annualized.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 1998–May 31, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–7.5%	4.1%	–3.4%	–0.8%
2000	3.8	5.4	9.2	7.7
2001	3.9	5.0	8.9	8.2
2002	0.8	4.8	5.6	6.7
2003	2.2	4.5	6.7	6.9
2004	–0.9	4.2	3.3	4.0
2005	–0.6	4.1	3.5	3.0
2006	2.2	4.3	6.5	6.2
2007[2]	–2.2	2.0	–0.2	0.1

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Massachusetts Tax-Exempt Fund	12/9/1998	5.53%	5.23%	0.25%	4.56%	4.81%

1  Lehman 10 Year Municipal Bond Index.

2  Six months ended May 31, 2007.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (101.1%)
Beverly MA GO	5.250%	11/1/12 (1)	1,925	2,057
Beverly MA GO	5.250%	11/1/13 (1)	1,855	1,999
Boston MA Convention Center
Rev.	5.000%	5/1/18 (2)	4,975	5,179
Boston MA GO	5.750%	2/1/10 (Prere.)	1,955	2,049
Boston MA GO	5.000%	2/1/12 (1)(Prere.)	3,765	3,943
Boston MA GO	5.000%	3/1/16	7,295	7,855
Boston MA Special Obligation
Rev. (Boston City Hosp.)	5.000%	8/1/17 (1)	2,000	2,089
Boston MA Water & Sewer
Comm. Rev.	5.750%	11/1/13	540	575
Chelsea MA GO	5.500%	6/15/09 (2)	90	93
Foxborough MA Stadium
Infrastructure Improvement Rev.	5.750%	6/1/10 (Prere.)	2,500	2,657
Framingham MA Housing Auth.
Mortgage Rev.	6.200%	2/20/21	900	989
Framingham MA Housing Auth.
Mortgage Rev.	6.350%	2/20/32	2,000	2,177
Holyoke MA Gas & Electric
Dept. Rev.	5.000%	12/1/21 (1)	2,395	2,501
Littleton MA GO	5.000%	1/15/22 (3)	1,280	1,348
Lynn MA GO	5.250%	6/1/13 (2)	1,530	1,586
Malden MA GO	5.100%	8/1/07 (1)(Prere.)	2,765	2,798
Malden MA GO	5.200%	8/1/07 (1)(Prere.)	2,700	2,733
Marlborough MA GO	6.750%	6/15/08 (3)	1,400	1,443
Mashpee MA GO	5.125%	2/1/08 (1)(Prere.)	1,025	1,045
Mashpee MA GO	5.350%	2/1/08 (1)(Prere.)	1,525	1,556
Massachusetts Bay Transp.
Auth. Rev.	7.000%	3/1/09	2,000	2,105
Massachusetts Bay Transp.
Auth. Rev.	5.250%	7/1/10 (Prere.)	3,950	4,111
Massachusetts Bay Transp.
Auth. Rev.	5.500%	7/1/22	5,285	6,028

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Bay Transp.
Auth. Rev.	5.000%	7/1/23	10,000	10,879
Massachusetts Bay Transp.
Auth. Rev.	5.250%	7/1/23	5,325	5,947
Massachusetts Bay Transp.
Auth. Rev.	5.500%	7/1/24	2,500	2,877
Massachusetts Bay Transp.
Auth. Rev.	5.500%	7/1/26 (1)	3,000	3,474
Massachusetts Bay Transp.
Auth. Rev.	5.500%	7/1/29 (1)	3,000	3,491
Massachusetts Bay Transp.
Auth. Rev.	5.250%	7/1/30	1,050	1,086
Massachusetts Bay Transp.
Auth. Rev.	5.250%	7/1/33	6,885	7,811
Massachusetts College Building
Auth. Rev.	0.000%	5/1/17 (10)	3,340	2,192
Massachusetts Dev. Finance
Agency Higher Educ. Rev.
(Emerson College)	5.000%	1/1/18	2,000	2,119
Massachusetts Dev. Finance
Agency Higher Educ. Rev.
(Emerson College)	5.000%	1/1/20	3,105	3,267
Massachusetts Dev. Finance
Agency Higher Educ. Rev.
(Emerson College)	5.000%	1/1/22	3,985	4,173
Massachusetts Dev. Finance
Agency Higher Educ. Rev.
(Emerson College)	5.000%	1/1/23	3,710	3,879
Massachusetts Dev. Finance
Agency Rev. (Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,687
Massachusetts Dev. Finance
Agency Rev. (Boston Univ.)	5.000%	10/1/35 (2)	2,000	2,087
Massachusetts Dev. Finance
Agency Rev. (Boston Univ.)	5.375%	5/15/39	1,575	1,731
Massachusetts Dev. Finance
Agency Rev. (Boston Univ.)
VRDO	3.780%	6/7/07 (10)	300	300
Massachusetts Dev. Finance
Agency Rev. (Brooks School)
VRDO	3.790%	6/7/07 (1)	3,305	3,305
Massachusetts Dev. Finance
Agency Rev. (College of
Pharmacy and Allied Health
Services)	5.750%	7/1/33	1,000	1,073
Massachusetts Dev. Finance
Agency Rev. (Deerfield
Academy)	5.000%	10/1/28	1,500	1,559

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Dev. Finance
Agency Rev. (Jewish
Philanthropies)	5.250%	2/1/22	2,750	2,910
Massachusetts Dev. Finance
Agency Rev. (Mount Holyoke
College)	5.250%	7/1/31	4,000	4,159
Massachusetts Dev. Finance
Agency Rev. (Neville
Communities)	6.000%	6/20/44	1,500	1,671
Massachusetts Dev. Finance
Agency Rev. (Simmons College)	5.250%	10/1/33 (10)	10,000	11,206
Massachusetts Dev. Finance
Agency Rev. (Smith College)	5.750%	7/1/10 (Prere.)	1,195	1,272
Massachusetts Dev. Finance
Agency Rev. (Smith College)	5.750%	7/1/10 (Prere.)	3,000	3,193
Massachusetts Dev. Finance
Agency Rev. (Smith College)	5.000%	7/1/35	5,000	5,195
Massachusetts Dev. Finance
Agency Rev. (Suffolk Univ.)	5.850%	7/1/09 (Prere.)	2,000	2,097
Massachusetts Dev. Finance
Agency Rev. (Western New	5.875%	12/1/12 (Prere.)	600	650
England College)Massachusetts
Dev. Finance Agency Rev.
(Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,114
Massachusetts Dev. Finance
Agency Rev. (Xaverian Brothers
High School)	5.550%	7/1/19	1,000	1,031
Massachusetts Dev. Finance
Agency Rev. (Xaverian Brothers
High School)	5.650%	7/1/29	1,500	1,545
Massachusetts GAN	5.125%	12/15/10	1,480	1,522
Massachusetts GAN	5.750%	12/15/10	3,000	3,186
Massachusetts GAN	5.125%	12/15/12	1,750	1,800
Massachusetts GO	5.250%	9/1/08	1,850	1,884
Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,523
Massachusetts GO	5.750%	6/1/10 (Prere.)	8,545	9,006
Massachusetts GO	5.000%	3/1/15 (Prere.)	10,000	10,713
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	10,745
Massachusetts GO	5.500%	12/1/17 (4)	10,000	11,214
Massachusetts GO	5.500%	10/1/18	4,955	5,569
Massachusetts GO	5.250%	8/1/22	5,000	5,554
Massachusetts GO	5.500%	12/1/22 (4)	2,000	2,287
Massachusetts GO	5.500%	12/1/23 (2)	1,030	1,183
Massachusetts GO	5.500%	8/1/30 (2)	10,000	11,603
Massachusetts GO VRDO	3.900%	6/1/07	1,800	1,800
Massachusetts GO VRDO	3.900%	6/1/07	3,310	3,310
Massachusetts GO VRDO	3.950%	6/1/07	7,855	7,855
Massachusetts GO VRDO	3.950%	6/1/07	7,780	7,780

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Baystate
	Medical Center)	5.750%	7/1/33	5,000	5,290
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Baystate
	Medical Center) VRDO	3.750%	6/7/07 LOC	1,000	1,000
[1]	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Berklee College
	of Music)	5.000%	10/1/17 (1)	1,250	1,280
	Massachusetts Health &
	Educ. Fac. Auth. Rev.
	(Boston Medical Center)	5.000%	7/1/19 (1)	50	51
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Caritas
	Christi Obligated Group)	6.750%	7/1/16	2,000	2,220
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Children's
	Hospital) VRDO	3.880%	6/1/07 (2)	1,300	1,300
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Harvard Univ.)	6.000%	7/1/10 (Prere.)	5,825	6,241
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Harvard Univ.)	6.250%	4/1/20	1,000	1,216
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Harvard Univ.)	5.125%	7/15/37	9,350	9,749
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Harvard Univ.)
	VRDO	3.750%	6/7/07	300	300
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Lahey Clinic
	Medical Center)	5.000%	8/15/30 (3)	10,000	10,409
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Massachusetts
	General Hosp.)	6.250%	7/1/12 (2)	445	469
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Milton Hosp.)	5.500%	7/1/10	520	526
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Milton Hosp.)	5.500%	7/1/16	1,235	1,252
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (MIT)	5.250%	7/1/21	6,765	7,583
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (MIT)	5.250%	7/1/24	3,060	3,457
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (MIT)	5.250%	7/1/30	5,000	5,699
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (MIT)	5.500%	7/1/32	7,730	9,132
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (New England
	Medical Center Hosp.)	5.375%	5/15/13 (3)	3,835	4,077

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educ.
Fac. Auth. Rev. (New England
Medical Center Hosp.)	5.375%	5/15/14 (3)	3,000	3,183
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/11	2,080	2,150
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/12	2,850	2,943
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/14	1,000	1,033
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/15 (1)	390	394
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/15	3,000	3,098
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System)	5.375%	7/1/24 (1)	1,640	1,658
Massachusetts Health & Educ.
Fac. Auth. Rev. (Partners
Healthcare System) VRDO	3.750%	6/7/07	4,600	4,600
Massachusetts Health & Educ.
Fac. Auth. Rev. (Simmons
College)	5.000%	10/1/13 (3)(Prere.)	1,090	1,157
Massachusetts Health & Educ.
Fac. Auth. Rev. (Simmons
College)	5.000%	10/1/13 (3)(Prere.)	1,175	1,247
Massachusetts Health & Educ.
Fac. Auth. Rev. (Sterling &
Francine Clark)	5.000%	7/1/36	8,000	8,338
Massachusetts Health & Educ.
Fac. Auth. Rev. (Tufts Univ.)	5.250%	2/15/30	2,000	2,071
Massachusetts Health & Educ.
Fac. Auth. Rev. (Univ. of
Massachusetts Memorial
Health Care Inc.)	5.250%	7/1/14 (2)	1,000	1,028
Massachusetts Health & Educ.
Fac. Auth. Rev. (Univ. of
Massachusetts Memorial
Health Care Inc.)	6.500%	7/1/21	5,000	5,381
Massachusetts Health & Educ.
Fac. Auth. Rev. (Univ. of
Massachusetts Memorial
Health Care Inc.)	6.625%	7/1/32	1,000	1,082

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Univ. of
	Massachusetts)	5.875%	10/1/10 (3)(Prere.)	4,000	4,289
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Univ. of
	Massachusetts)	5.125%	10/1/27 (3)	1,850	1,930
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Univ. of
	Massachusetts/Worcester)	5.125%	10/1/11 (3)(Prere.)	435	456
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Univ. of
	Massachusetts/Worcester)	5.250%	10/1/12 (1)(Prere.)	4,000	4,261
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Univ. of
	Massachusetts/Worcester)	5.125%	10/1/23 (3)	565	588
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Wellesley
	College)	5.000%	7/1/23	2,400	2,499
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Wellesley
	College) VRDO	3.750%	6/1/07	1,700	1,700
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Williams
	College)	5.000%	7/1/28	1,000	1,038
	Massachusetts Health & Educ.
	Fac. Auth. Rev. (Williams
	College)	5.000%	7/1/31	5,000	5,253
	Massachusetts Ind. Finance
	Agency Rev. (Babson College)	5.375%	10/1/17	1,000	1,023
	Massachusetts Muni. Wholesale
	Electric Co.Power System Rev.	5.000%	7/1/10 (2)(ETM)	815	830
	Massachusetts Muni. Wholesale
	Electric Co.Power System Rev.	5.250%	7/1/12 (1)	2,975	3,153
	Massachusetts Muni. Wholesale
	Electric Co.Power System Rev.	5.250%	7/1/13 (1)	3,255	3,462
	Massachusetts Muni. Wholesale
	Electric Co.Power System Rev.	5.250%	7/1/16 (1)	4,500	4,786
	Massachusetts Port Auth. Rev.	5.250%	7/1/08	1,325	1,340
	Massachusetts Port Auth. Rev.	5.750%	7/1/10	1,000	1,053
[2]	Massachusetts Port Auth. Rev.	5.500%	7/1/16 (4)	10,000	11,115
[2]	Massachusetts Port Auth. Rev.	5.000%	7/1/17 (4)	10,000	10,770
	Massachusetts Port Auth. Rev.	5.375%	7/1/18	2,000	2,048
	Massachusetts School Building Auth.
	Dedicated Sales Tax Rev.	5.000%	8/15/25 (4)	15,125	15,882
	Massachusetts Special Obligation
	Dedicated Tax Rev.	5.500%	1/1/27 (3)	15,000	17,366

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Special Obligation
Rev.	5.500%	6/1/12	10,000	10,739
Massachusetts Special Obligation
Rev.	5.000%	6/1/17	2,040	2,082
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/20 (1)	3,000	1,731
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/25 (1)	5,000	2,263
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/28 (1)	13,660	5,346
Massachusetts Water Pollution
Abatement Trust	5.375%	8/1/09 (Prere.)	1,435	1,496
Massachusetts Water Pollution
Abatement Trust	5.750%	8/1/09 (Prere.)	615	646
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/15 (Prere.)	4,460	4,867
Massachusetts Water Pollution
Abatement Trust	5.000%	8/1/16	5,000	5,391
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/17	540	586
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/17	5,000	5,508
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/22	3,500	3,913
Massachusetts Water Pollution
Abatement Trust	5.375%	8/1/27	2,565	2,659
Massachusetts Water Pollution
Abatement Trust	5.500%	8/1/29	1,000	1,040
Massachusetts Water Pollution
Abatement Trust	5.750%	8/1/29	2,490	2,606
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/30	5,000	5,637
Massachusetts Water Pollution
Abatement Trust	5.250%	8/1/32	5,000	5,651
Massachusetts Water Resources
Auth. Rev.	6.000%	12/1/11 (3)	4,120	4,399
Massachusetts Water Resources
Auth. Rev.	5.000%	8/1/31 (2)	5,000	5,251
Massachusetts Water Resources
Auth. Rev.	5.250%	8/1/32 (4)	5,000	5,659
Massachusetts Water Resources
Auth. Rev. VRDO	3.900%	6/1/07 LOC	1,500	1,500
Massachusetts Water Resources
Auth. Rev. VRDO	3.800%	6/7/07 (2)	1,600	1,600
Massachusetts Water Resources
Auth. Rev. VRDO	3.800%	6/7/07 (3)	500	500
Narragansett MA Regional School	6.500%	6/1/13 (2)	1,210	1,309
Dist. GO Pittsfield MA GO	5.000%	4/15/18 (1)	1,000	1,050

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Quabog MA Regional School Dist.
GO	5.500%	6/1/18 (4)	1,355	1,430
Quabog MA Regional School Dist.
GO	5.500%	6/1/19 (4)	1,355	1,429
Rail Connections Inc. Massachusetts
Rev.	5.250%	7/1/08 (ETM)	705	717
Rail Connections Inc. Massachusetts
Rev.	5.300%	7/1/09 (ETM)	340	350
Rail Connections Inc. Massachusetts
Rev.	5.400%	7/1/09 (Prere.)	520	547
Rail Connections Inc. Massachusetts
Rev.	5.500%	7/1/09 (Prere.)	1,175	1,238
Rail Connections Inc. Massachusetts
Rev.	6.000%	7/1/09 (Prere.)	570	606
Rail Connections Inc. Massachusetts
Rev.	6.000%	7/1/09 (Prere.)	1,030	1,095
Route 3 North Transp. Improvement
Assn.Massachusetts Lease Rev.	5.375%	6/15/10 (1)(Prere.)	2,500	2,610
Shrewsbury MA GO	5.000%	8/15/13	1,030	1,084
Shrewsbury MA GO	5.000%	8/15/17	1,900	1,996
Shrewsbury MA GO	5.000%	8/15/18	3,185	3,335
Shrewsbury MA GO	5.000%	8/15/19	1,000	1,047
Tantasqua MA Regional School Dist.
GO	5.125%	8/15/10 (4)(Prere.)	2,575	2,697
Univ. of Massachusetts Building
Auth.Refunding Rev.	6.875%	5/1/14 (ETM)	1,000	1,154
Univ. of Massachusetts Building
Auth. Rev.	5.125%	11/1/10 (Prere.)	1,135	1,180
Univ. of Massachusetts Building
Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,600	2,738
Univ. of Massachusetts Building
Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,400	2,527
Univ. of Massachusetts Health &
Educ. Fac.Auth. Rev.	5.000%	11/1/21 (2)	5,680	6,007
Univ. of Massachusetts
Health & Educ. Fac. Auth. Rev.	5.000%	11/1/22 (2)	2,695	2,844
Univ. of Massachusetts
Health & Educ. Fac. Auth. Rev.	5.000%	11/1/23 (2)	1,760	1,856
Univ. of Massachusetts
Health & Educ. Fac. Auth. Rev.	5.000%	11/1/24 (2)	1,980	2,084
Univ. of Massachusetts
Health & Educ. Fac. Auth. Rev.	5.000%	11/1/25 (2)	1,990	2,092
Westborough MA GO	5.000%	11/15/08	3,460	3,522
Westfield MA GO	5.000%	5/1/10 (3)(Prere.)	1,715	1,785
Worcester MA GO	5.500%	10/1/09 (3)	1,000	1,039
Worcester MA GO	5.750%	4/1/10 (4)(Prere.)	1,000	1,060
Worcester MA GO	5.625%	8/15/10 (3)(Prere.)	1,640	1,742

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Worcester MA GO	5.500%	8/15/14 (3)	1,445	1,537
Worcester MA GO	5.500%	8/15/15 (3)	1,190	1,265
Worcester MA GO	5.250%	8/15/21 (3)	1,500	1,573

Outside Massachusetts:
Puerto Rico Electric Power Auth.
Rev.	5.500%	7/1/17 (1)	5,000	5,604
Puerto Rico GO	5.500%	7/1/19 (2)	2,500	2,828
Puerto Rico GO	5.500%	7/1/22 (3)	3,500	3,996
Puerto Rico GO	5.000%	7/1/33	1,600	1,636
Puerto Rico Highway & Transp. Auth.
Rev.	5.500%	7/1/12 (3)	5,080	5,466
Puerto Rico Highway & Transp. Auth.
Rev. VRDO	3.630%	6/7/07 (2)	7,330	7,330
Puerto Rico Infrastructure Financing
Auth.Special Obligation Bonds	5.500%	10/1/40	5,000	5,316
Puerto Rico Infrastructure Financing
Auth.Special Tax Rev.	5.500%	7/1/25 (3)	6,495	7,459
Puerto Rico Public Buildings Auth.
Govt. Fac. Rev.	5.250%	7/1/12 (Prere.)	1,100	1,168
Puerto Rico Public Buildings Auth.
Govt. Fac. Rev.	5.250%	7/1/36	400	415
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,151
Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)	2,155	2,354
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)	4,000	4,864
Puerto Rico Public Finance Corp.	5.500%	8/1/29	665	698
Virgin Islands Public Finance Auth.
Rev.	5.000%	10/1/09	1,450	1,484
Virgin Islands Public Finance Auth.
Rev.	5.250%	10/1/20	1,000	1,056
Total Municipal Bonds (Cost $647,998)				655,326
Other Assets and Liabilities (–1.1%)
Other Assets—Note B				16,539
Payables for Investment Securities Purchased				(21,885)
Other Liabilities				(1,647)
				(6,993)
Net Assets (100%)
Applicable to 64,180,176 outstanding $.001 par
value shares of beneficial interest (unlimited				648,333
authorization)
Net Asset Value Per Share				$10.10

At May 31, 2007, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	641,365	$9.99
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(295)	—
Unrealized Appreciation (Depreciation)
Investment Securities	7,328	0.11
Futures Contracts	(65)	—
Net Assets	648,333	$10.10

•  See Note A in Notes to Financial Statements.

1  Securities with a value of $1,280,000 have been segregated as initial margin for open futures contracts.

2  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2007.

3  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

For a key to abbreviations and other references, see page 18.

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Six Months Ended
May 31, 2007
($000)
Investment Income
Income
Interest	13,005
Total Income	13,005
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative	298
Marketing and Distribution	78
Custodian Fees	1
Shareholders’ Reports	5
Total Expenses	408
Expenses Paid Indirectly—Note C	(4)
Net Expenses	404
Net Investment Income	12,601
Realized Net Gain (Loss)
Investment Securities Sold	888
Futures Contracts	944
Realized Net Gain (Loss)	1,832
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(15,577)
Futures Contracts	118
Change in Unrealized Appreciation (Depreciation)	(15,459)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,026)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,601	22,596
Realized Net Gain (Loss)	1,832	224
Change in Unrealized Appreciation (Depreciation)	(15,459)	11,639
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,026)	34,459
Distributions
Net Investment Income	(12,601)	(22,596)
Realized Capital Gain	—	(395)
Total Distributions	(12,601)	(22,991)
Capital Share Transactions—Note F
Issued	132,780	146,990
Issued in Lieu of Cash Distributions	8,951	15,956
Redeemed	(53,133)	(97,954)
Net Increase (Decrease) from Capital Share Transactions	88,598	64,992
Total Increase (Decrease)	74,971	76,460
Net Assets
Beginning of Period	573,362	496,902
End of Period	648,333	573,362

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.33	$10.12	$10.18	$10.27	$10.05	$9.97
Investment Operations
Net Investment Income	.213	.427	.417	.418	.443	.465
Net Realized and Unrealized Gain (Loss)
on Investments	(.230)	.218	(.060)	(.090)	.220	.080
Total from Investment Operations	(.017)	.645	.357	.328	.663	.545
Distributions
Dividends from Net Investment Income	(.213)	(.427)	(.417)	(.418)	(.443)	(.465)
Distributions from Realized Capital Gains	—	(.008)	—	—	—	—
Total Distributions	(.213)	(.435)	(.417)	(.418)	(.443)	(.465)
Net Asset Value, End of Period	$10.10	$10.33	$10.12	$10.18	$10.27	$10.05

Total Return	–0.17%	6.54%	3.53%	3.25%	6.70%	5.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$648	$573	$497	$450	$414	$375
Ratio of Total Expenses to
Average Net Assets	0.14%*	0.14%	0.14%	0.14%	0.16%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.18%*	4.22%	4.07%	4.08%	4.35%	4.63%
Portfolio Turnover Rate	15%*	5%	9%	7%	24%	16%

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2007, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $3,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2006, the fund had available realized losses of $99,000 to offset future net capital gains through November 30, 2014. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $2,208,000 through November 30, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2007, the cost of investment securities for tax purposes was $650,206,000. Net unrealized appreciation of investment securities for tax purposes was $5,120,000, consisting of unrealized gains of $9,813,000 on securities that had risen in value since their purchase and $4,693,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year U.S. Treasury Note	252	26,318	(78)
30-Year U.S. Treasury Bond	(80)	8,730	13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended May 31, 2007, the fund purchased $122,176,000 of investment securities and sold $42,736,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2007	November 30, 2006
	Shares	Shares
	(000)	(000)
Issued	12,994	14,509
Issued in Lieu of Cash Distributions	877	1,573
Redeemed	(5,195)	(9,678)
Net Increase (Decrease) in Shares Outstanding	8,676	6,404

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	11/30/2006	5/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$998.34	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.23	0.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1682 072007

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:
(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: July 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:
(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: July 20, 2007

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:
(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: July 20, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.